Electromed, Inc.
Investor Presentation

May 13, 2025

NYSE American: ELMD

Innovation Leader in Airway Clearance Technologies



Forward Looking Statements

Certain statements in this press release constitute forward-looking statements as defined in the US Private Securities Litigation Reform Act of 1995. Forward-looking statements can generally be identified by words such as "anticipate," "believe," "estimate," "expect," "intend," "may," "plan," "potential," "should," "will," and similar expressions, including the negative of these terms, but they are not the exclusive means of identifying such statements. Forward-looking statements cannot be guaranteed, and actual results may vary materially due to the uncertainties and risks, known or unknown associated with such statements. Examples of risks and uncertainties for the Company include, but are not limited to the competitive nature of our market; changes to Medicare, Medicaid, or private insurance reimbursement policies; changes to state and federal health care laws; changes affecting the medical device industry; our ability to develop new sales channels for our products such as the homecare distributor channel; our need to maintain regulatory compliance and to gain future regulatory approvals and clearances; new drug or pharmaceutical discoveries; general economic and business conditions; our ability to renew our line of credit or obtain additional credit as necessary; our ability to protect and expand our intellectual property portfolio; the risks associated with expansion into international markets, as well as other factors we may describe from time to time in the Company's reports filed with the Securities and Exchange Commission (including the Company's most recent Annual Report on Form 10-K, as amended from time to time, and subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K). Investors should not consider any list of such factors to be an exhaustive statement of all of the risks, uncertainties or potentially inaccurate assumptions investors should take into account when making investment decisions. Shareholders and other readers should not place undue reliance on "forward-looking statements," as such statements speak only as of the date of this press release. We undertake no obligation to update them in light of new information or future events.

Electromed – Who We Are

Electromed, Inc. is a growing medical device company focused on airway management to help people around the world breathe better, stay healthier, and lead active and fulfilling lives.

Key Stats:

Headquarters: New Prague, MN	**Ticker:** ELMD	**Established:** 1992
Annual Revenue: $61.5M	**Market Cap:** $204M	**Share Count:** 8.6M
181 Employees	**Manufacturing in Minnesota**	**HFCWO Market Focus**

As of and for 12 months ended 3/31/2025

Electromed Highlights

- **Growing** and **profitable** medical technology company
- A leader in the large and expanding airway clearance market
- The SmartVest® Airway Clearance System's **H**igh **F**requency **C**hest **W**all Oscillation ("HFCWO") technology supported by clinical outcomes data with strong reimbursement.
- Attractive direct-to-patient and provider model
- **Strong financial profile** with attractive **gross margins** and **well-capitalized balance sheet**



29%
Net Income CAGR*
$35.8
$41.7
$48.1
$54.7
$61.5
$2.4
$2.3
$3.2
$5.2
$7.2
FY'21
FY'22
FY'23
FY'24
TTM 3/31/2025
Revenue
Net Income

*FY '21 through FY '24

What is Bronchiectasis (BE)?

- Irreversible lung condition characterized by abnormal widening of one or more of the bronchi (airways)
- Repeated episodes of pulmonary inflammation and infection leads to mucus accumulating in the airways
- Mean prevalence of bronchiectasis in patients with COPD is 54%[1]



A
B
Normal airway
Muscle
Airway wall
Normal airways
C
Airway with bronchiectasis
Widened airway
Scarred and thickened airway wall
Lungs in cross-section
Widened airways
Mucus

Disease Misdiagnosed	Disease Underdiagnosed	HFCWO Under-prescribed

1.Chalmers J. and Sethi S. Raising awareness of bronchiectasis in primary care: overview of diagnosis and management strategies in adults. *NPJ Prim Care Respir Med.* 2017;27:18

U.S. Market: Large, Growing, Underpenetrated

Estimated Net Bronchiectasis prevalence, DIAGNOSED[1]

Estimated bronchiectasis prevalence, UNDIAGNOSED with *COPD/BE overlap*[2]


~127K
HFCWO ADOPTED[1]
~824K
U.S. BE Diagnosed[1]
4.1 million
U.S.
Undiagnosed[2]

Estimated HFCWO bronchiectasis penetration, treated population[1]

Bronchiectasis HFCWO penetration ~15%[1]

Diagnosed BE population growing at ~12% annually[1]

1. Derived from GUIDEHOUSE 2023 NASM claims database
2. Derived from GUIDEHOUSE 2023 literature review and 2023 CDC NHANES data

How is Bronchiectasis Treated?

Antibiotics, Anti-Inflammatories, Airway Clearance



Triple down on bronchiectasis
CLEAR
the airways with SmartVest
TREAT
the infection
REDUCE
the inflammation



AIRWAY CLEARANCE
smartvest
COMPLETE
BRONCHIECTASIS
CARE
REDUCE INFLAMMATION
TREAT INFECTION

How is Bronchiectasis Treated?

HFCWO Therapy – Mimics Manual CPT


How Does SmartVest® HFCWO Therapy Work?
Air-Pulse Technology
A generator delivers repeating pulses of air though a single hose to an inflated wearable vest.
Gentle Squeeze & Release
Each pulse gently squeezes and releases the chest to thin and loosen mucus in the lungs.
Airway Clearance
Mucus is propelled upward toward major airways where it can be coughed out more easily.



On Average, How Often Is HFCWO Therapy Performed?

2x per day

30 minutes per session

7 days per week

SmartVest Clearway®

HFCWO Designed with the Patient in Mind

An Enhanced Patient Experience

- Sleek and light weight generator
- Intuitive user interface for better patient adherence
- More portable and easier for travel



SmartVest® has a well-established reimbursement code from CMS – E0483; Electromed has over 275M contracted lives in the US

SmartNotes™ Patient Progress Report

Patient Outcomes and Treatment Progress to Physicians

SmartNotes combine patient **Quality of Life** and **Therapy Utilization** data to provide physicians with extended views into disease management

- **TeleRespiratory Services**: A team of Respiratory Therapists stay connected with patients and support their therapy utilization.
- **Outcomes Management**: Easy-to-read report provides physicians with a comprehensive view of disease progression and therapy impact.


SmartNotes™
Patient Progress Report
smartvest
Days on Therapy
146
2
30
Pt Reported Feeling Better - I feel better than the last check in
Has shortness of breath improved Yes
Reduced effort to mobilize secretions Yes
Days since last Admit
147
Hospital Admissions 2
Reason for Visit Respiratory
Hospital Admissions N/A
Reason for Visit N/A
Date of last admission N/A
CAT Change
-14

Clinical Evidence

Electromed has Published Studies Showing Effectiveness of HFCWO to Treat Bronchiectasis

SmartVest users have reported:

95% of patients would recommend SmartVest to others

97% of patients report feeling better or the same after SmartVest use

98% of patients report an increase in sputum production*

*patient data on file



Therapy with SmartVest® significantly decreased exacerbations requiring hospitalization, antibiotic use, and stabilizes lung function.
Powner (2018)

Therapy with HFCWO demonstrated key health outcomes improved in post- compared to pre-index period: cough, all-cause hospitalizations, pneumonia, and pulmonary hospitalizations.
DeKoven (2022)

57% Reduction in antibiotic prescriptions[1]

59% Decrease in hospitalizations[1]

75% Fewer emergency department visits[2]

1.Sievert CE, et al 2016. Using High Frequency Chest Wall Oscillation in a Bronchiectasis Patient Population: An Outcomes-Based Case Review. Respiratory Therapy, 11(4), 34-38.
2. Sievert CE, et al 2018. Incidence of Bronchiectasis-Related Exacerbation Rates After HFCWO Treatment—A Longitudinal Outcome-Based Study, Respiratory Therapy, 13(2), 38-41.

Direct-to-Patient Model

Drives Attractive Margin Profile

Traditional Medical Equipment Channel

Direct-to-Patient Distribution (Electromed)

ELMD expects gross margins in the mid-70s and improving with the SmartVest® Clearway®


Manufacturer
$
DME
$
Patient
vs.
Electromed
$$
Patient

Net Revenue Breakdown - $61.5M (TTM ended 3/31/2025)

By Setting


1%
5%
94%
Home Care[1]
Hospitals
Other

1.Includes $2.6 million from home care distributor revenue

Homecare By Payer


2%
46%
52%
Medicare
Commercial/Other[2]
Medicaid

2.Includes Managed Medicare and Managed Medicaid

Homecare Qualified Referral Volume


2%
20%
3%
75%
Bronchiectasis
Cystic Fibrosis
Neuromuscular
Other

Growth Strategy

How will Electromed Increase Market Share?

smartvest

- **Continued sales force expansion** along with complementary infrastructure investments
- **Increase brand awareness and revenue** with direct-to-consumer and physician marketing
- **Market development** to improve diagnosis rates and evidence to support the adoption of the SmartVest system for patients
- **SmartAdvantage™ best-in-class customer care** and support
- **Expand e-prescribing** capability

Long-Term Objectives

Electromed is committed to delivering long-term profitable growth

Double-digit Revenue Growth

- Increase market share
- Deeper penetration of current SmartVest prescribers

Operating Margin Improvement

- Operating leverage as revenue increases



Why Invest?



Large, expanding chronic **lung diseases market**

Clinically proven technology

Broad **payor coverage**

Consistent **double-digit** organic **revenue growth**

High **gross margins,** robust **cash flow** and expanding **operating leverage**

Management Incentives Aligned w/Investors

CEO Incentive

Reward based on increasing **total shareholder return**.

Management's Incentive Compensation

Focused solely on delivering **financial results**.



Performance vs. Russell Medical Index

(TTM and as of 3/31/2025 Results)

Metric	ELMD		RUS ME
Sales Growth	15.0%	>	12.8%
Gross Margin	77.6%	>	53.7%
Operating Margin	14.6%	>	0.04%

ELECTROMED, INC.

Jim Cunniff, President & CEO
(952) 758-9299
jcunniff@Electromed.com

Brad Nagel, CFO
(952) 758-9299
bnagel@Electromed.com

ICR WESTWICKE

Mike Cavanaugh
(617) 877-8641
mike.cavanaugh@westwicke.com

Maren Czura
(332) 242-4365
maren.czura@westwicke.com

APPENDIX

Financial Highlights

Financial Summary	Three months ended		Year Ended		
(in $ millions, except shares amounts)	Mar 31, 2024 (unaudited)	Mar 31, 2025 (unaudited)	June 30, 2023	June 30, 2024	TTM Mar 31, 2025 (unaudited)
Revenues	$13.9	$15.7	$48.1	$54.7	$61.5
Gross Profit	$10.4	$12.2	$36.5	$41.7	$47.6
Gross margin	*75%*	*78%*	76%	76%	78%
Operating income	$1.8	$2.1	$4.0	$6.6	$9.0
Operating margin	*13%*	*14%*	8%	12%	15%
Net income	$1.5	$1.9	$3.2	$5.2	$7.2
Diluted EPS	$0.17	$0.21	$0.36	$0.58	$0.80
Diluted Shares	8,892,821	8,967,838	8,700,833	8,864,585	8,967,838
Cash provided by operations	$1.4	$2.1	$1.3	$9.1	$12.0